UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2021

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Florham Park, New Jersey 07932
(Address of principal executive offices, and zip code)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001	CLRB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) 2021 Stock Incentive Plan

As described in Item 5.07 below, on June 23, 2021 at the 2021 Annual Meeting of Stockholders (the “Meeting”) of Cellectar Biosciences, Inc. (the “Company”), the Company’s stockholders approved the 2021 Stock Incentive Plan (the “Plan”) reserving 6,000,000 shares for issuance under such plan and the material terms thereof.

A summary of the Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 13, 2021. That summary and the above description of the Plan do not purport to be complete and are qualified in their entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company convened the Meeting at 10:00 a.m., local time, on June 23, 2021. The Meeting was held at the Company’s corporate headquarters located at 100 Campus Drive, Florham Park, New Jersey 07932, pursuant to notice duly given.

At the close of business on April 26, 2021, the record date for the determination of stockholders entitled to vote at the Meeting, there were 52,726,278 shares of the Company’s common stock, each share being entitled to vote, constituting all of the outstanding voting securities of the Company.

At the Meeting, the holders of 28,538,515 shares of the Company’s common stock were represented in person or by proxy constituting a quorum.

Five proposals were presented for stockholder approval at the Meeting:

Proposal No.1 – Election of Directors

To serve as Class I directors, John Neis and Dr. Asher Chanan-Khan, were nominated and elected to serve three-year terms. The vote was as follows:

Nominee	For	Withheld	Broker Non-Votes
John Neis	12,170,261	838,762	15,529,492

Asher Chanan-Khan	12,691,589	317,434	15,529,492

Proposal No. 2 – Approval of 2021 Stock Incentive Plan

We requested approval of the 2021 Stock Incentive Plan reserving 6,000,000 shares for issuance under such plan and the material terms thereof. The stockholders approved the Plan. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
12,012,350	888,229	108,444	15,529,492

2

Proposal No. 3 – Approval of Executive Compensation

We requested approval on a non-binding advisory basis of the compensation of the Company’s named executive officers. The stockholders approved the compensation. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
12,060,703	814,112	134,208	15,529,492

Proposal No. 4 – Approval of the Frequency of Future Votes on Executive Compensation

We requested approval on a non-binding advisory basis on the frequency of future stockholder advisory votes on executive compensation. The stockholders voted for stockholder advisory votes on executive compensation to occur every year. The vote was as follows:

One Year	Two Years	Three Years	Abstain
9,457,632	192,705	3,252,011	106,675

Based on these results, the Board of Directors of the Company has determined that the Company will hold an advisory vote on executive compensation every year.

Proposal No. 5 – Ratification of Appointment of Independent Registered Public Accounting Firm

We requested ratification of the appointment by the Audit Committee of our Board of Directors of Baker Tilly US, LLP (formerly known as Baker Tilly Virchow Krause, LLP) to be our independent registered public accounting firm for fiscal 2021. The stockholders ratified the appointment. The vote was as follows:

For	Against	Abstain
28,332,366	178,063	28,086

ITEM 7.01	REGULATION FD DISCLOSURE

On June 24, 2021, we announced the appointment of Dr. Asher Alban Chanan-Khan to our Board of Directors, effective as of June 24, 2021.

Dr. Chanan-Khan currently serves as Professor of Medicine & Oncology at the Mayo Clinic School of Medicine, a position he has held since 2011. He served as Chair, Department of Hematology & Oncology at the Mayo Clinic, Florida from October 2011 until January 2018. Prior to Mayo, Dr. Chanan-Khan spent over a decade as an attending physician at the Roswell Park Comprehensive Cancer Center. He was also a tenured member of Faculty of Medicine at the State University of New York (SUNY) Buffalo for over a decade. Dr. Chanan-Khan received an M.D. in Hematology/Oncology from New York University, and an M.D. in Internal Medicine from Columbia University Vagelos College of Physicians and Surgeons. He received his Bachelor of Medicine and Bachelor of Surgery from the Allama Iqbal Medical College, Punjab University in Lahore Pakistan.

3

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title

10.1	2021 Stock Incentive Plan
99.1	Press release dated June 24, 2021, titled “Cellectar Announces the Election of Dr. Asher Alban Chanan-Khan to its Board of Directors”

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2021	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Dov Elefant
		Name:	Dov Elefant
		Title:	Chief Financial Officer

5